Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of February 24, 2017 (this “Agreement”), by and among WABASH NATIONAL CORPORATION (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), each Lender and Additional Refinancing Lender party or consenting hereto, and each of the other Credit Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement (as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 25, 2013, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, as amended by that certain Amendment No. 2 to Credit Agreement dated as of March 19, 2015, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, and as further amended, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth in the Credit Agreement), dated as of May 8, 2012, among the Borrower, the Lenders party thereto, and MSSF, as Administrative Agent;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Refinancing Loan Commitments pursuant to Section 3.2 of the Credit Agreement in an aggregate principal amount of $189,470,212.50 (the “Tranche B-3 Loans”; the Refinancing Loan Commitments relating thereto, the “Tranche B-3 Commitments”; and the Lenders and Additional Refinancing Lenders with Tranche B-3 Commitments and any permitted assignees thereof, the “Tranche B-3 Lenders”) to refinance in full the outstanding Tranche B-2 Loans on the Effective Date (as defined below);

WHEREAS, pursuant to Section 3.2 of the Credit Agreement, the Borrower may obtain Refinancing Loan Commitments in respect of Refinancing Loans by, among other things, entering into one or more Refinancing Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, on the Effective Date, the Borrower has offered to (a) issue the Tranche B-3 Loans in exchange for certain existing Tranche B-2 Loans pursuant to a cashless settlement as described herein and (b) to the extent any Tranche B-2 Loans are not so exchanged, to use the proceeds of the Tranche B-3 Loans to refinance the Tranche B-2 Term Loans outstanding as of the Effective Date after giving effect to such cashless settlement;

WHEREAS, upon the Effective Date, each Tranche B-3 Lender shall have the Tranche B-3 Commitment set forth opposite its name in the Register;

WHEREAS, Wells Fargo Securities, LLC (“WFS”) will act as sole lead arranger and sole bookrunner for this Agreement, the Tranche B-3 Commitments and the Tranche B-3 Loans; and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-3 Commitments, the Borrower wishes to make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche B-3 Loans and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.	Credit Document Amendments. The Credit Documents are hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 3” shall mean Amendment No. 3 to this Agreement, dated as of February 24, 2017, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 3 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 3.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Tranche B-3 Loan” shall have the meaning specified in Amendment No. 3.

“Tranche B-3 Loan Maturity Date” shall have the meaning specified in Amendment No. 3.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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(b)	The definition of “Continuing Director” in Section 1.1 of the Credit Agreement is amended by deleting the phrase “, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of the Borrower and whose initial assumption of office resulted from such contest or the settlement thereof” in clause (b) thereof.

(c)	The definition of “Lender Insolvency Event” in Section 1.1 of the Credit Agreement is amended by deleting the word “or” immediately before subclause (ii) of such definition and adding the following new subclause (iii) after the end of the text of subclause (ii) therein: “or (iii) become the subject of a Bail-In Action”.

(d)	Section 2.15(a) of the Credit Agreement is amended by (i) replacing each reference to “Tranche B-2 Loans” therein with “Tranche B-3 Loans” and (ii) replacing the reference to “Tranche B-2 Loan Maturity Date” with “Tranche B-3 Loan Maturity Date”.

(e)	Section 5.2(a) of the Credit Agreement is amended by replacing the amount “$10,000,000” therein with “$30,000,000”.

(f)	Section 13.6(b)(i)(A) of the Credit Agreement is amended by (i) replacing the reference to “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) replacing the reference to “Tranche B-2 Loans” with “Tranche B-3 Loans”.

(g)	Article XIII of the Credit Agreement is hereby amended by adding the following new Section 13.21 thereto and in connection therewith the table of contents shall be amended to include a reference to “Section 13.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions”:

“SECTION 13.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-In Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii)       the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion powers of any EEA Resolution Authority.”

2.	New Term Loans. Subject to the terms and conditions set forth herein, each Tranche B-3 Lender severally agrees to make Tranche B-3 Loans to the Borrower in a single borrowing on the Effective Date in the amount of its Tranche B-3 Commitment. Pursuant to Section 3.2 of the Credit Agreement, the Tranche B-3 Loans shall constitute a separate Class of Loans and shall have the following terms:

(a)	Applicable Margin. The ABR Margin with respect to the Tranche B-3 Loans shall mean a percentage per annum equal to 1.75%. The Eurodollar Margin with respect to the Tranche B-3 Loans shall mean a percentage per annum equal to 2.75%.

(b)	Eurodollar Rate Floor. With respect to the Tranche B-3 Loans, the interest rate in clause (ii) of the definition of “Eurodollar Rate” shall be “0% per annum”.

(c)	ABR Floor. With respect to the Tranche B-3 Loans, the interest rate in the proviso to the definition of “ABR” shall be “0% per annum”.

(d)	Mandatory Prepayments. The Tranche B-3 Loans shall be subject to mandatory prepayments as set forth in Section 5.2 of the Credit Agreement.

(e)	Optional Prepayments. The Tranche B-3 Loans may be optionally prepaid as set forth in Section 5.1 of the Credit Agreement.

(f)	Call Protection. In the event that, during the six month period following the Effective Date, the Borrower (x) makes any prepayment of Tranche B-3 Loans (including pursuant to Section 5.1(c) or 5.2(b) of the Credit Agreement) in connection with any Repricing Transaction or (y) effects any amendment, supplement or modification hereof or hereto resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Tranche B-3 Lenders, without duplication, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the Tranche B-3 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1.0% of the aggregate amount of the applicable Tranche B-3 Loans outstanding immediately prior to such amendment.

(g)	Amortization and Maturity Date. The Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche B-3 Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Tranche B-3 Loan Repayment Date”), a principal amount in respect of the Tranche B-3 Loans equal to (x) the outstanding principal amount of Tranche B-3 Loans on the Effective Date multiplied by (y) the percentage set forth below opposite such Tranche B-3 Loan Repayment Date (each, a “Tranche B-3 Loan Repayment Amount”), as each such Tranche B-3 Loan Repayment Amount may be reduced pursuant to the other terms hereof and the Credit Agreement:

Date	Tranche B-3 Loan Repayment Amount
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
Tranche B-3 Loan Maturity Date	Remaining outstanding amounts

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To the extent not previously paid, all Tranche B-3 Loans shall be due and payable on the Tranche B-3 Loan Maturity Date.

The “Tranche B-3 Loan Maturity Date” shall mean March 19, 2022 or, if such date is not a Business Day, the immediately preceding Business Day; provided that if the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof) are not converted, redeemed, repurchased or refinanced in full on or before the date that is 91 days prior to the maturity date of the Permitted Convertible Notes pursuant to one or more transactions permitted under the Credit Agreement, such that the maturity date in respect of the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof) is not at least 91 days after the Tranche B-3 Loan Maturity Date, the Tranche B-3 Loan Maturity Date shall be the date that is 91 days prior to the maturity date of the Permitted Convertible Notes or, if such date is not a Business Day, the immediately preceding Business Day (such date, the “Springing Maturity Date”); provided further, that no Springing Maturity Date shall be deemed to occur if on the Springing Maturity Date and at all times following the Springing Maturity Date until the Permitted Convertible Notes (and any Permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 91 days after the Tranche B-3 Loan Maturity Date) are converted, redeemed, repurchased or refinanced in full, the Borrower maintains Liquidity of not less than $125,000,000.

(h)	Termination of Commitments. The Tranche B-3 Commitments shall terminate at the earlier of (i) funding of Tranche B-3 Loans and (ii) 5:00 p.m. (New York City time) on the Effective Date.

(i)	Credit Agreement Governs. Except as set forth in this Agreement, the Tranche B-3 Loans shall have identical terms as the Tranche B-2 Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights or obligations of the Lenders, of the Credit Agreement and the other Credit Documents, each reference to a “Loan” in the Credit Agreement shall be deemed to include the Tranche B-3 Loans, each reference to a “Commitment” in the Credit Agreement shall be deemed to include the Tranche B-3 Commitments and other related terms will have correlative meanings mutatis mutandis.

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3.	Exchange of Term Loans; Cashless Settlement.

(a)	Notwithstanding anything herein to the contrary, each Lender holding Tranche B-2 Loans immediately prior to the Effective Date (each such Lender, an “Existing Lender”) executing and delivering a Lender Consent (as defined below) that elects the cashless settlement option (i) shall, in lieu of its requirement to fund a Tranche B-3 Loan, be deemed to have made to the Borrower a Tranche B-3 Loan on the Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Tranche B-2 Loans held by such Existing Lender immediately prior to the Effective Date (such Existing Lender’s “Existing Tranche B-2 Loan Amount”) and (B) such Existing Lender’s Tranche B-3 Commitment; provided that if such Existing Lender’s Tranche B-3 Commitment exceeds such Existing Lender’s Existing Tranche B-2 Loan Amount, then such Existing Lender shall be required to fund a Tranche B-3 Loan on the Effective Date in accordance with Section 2 hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay Tranche B-2 Loans of any Existing Lender, be deemed to have prepaid, on the Effective Date, an amount of the Tranche B-2 Loans of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Tranche B-2 Loans and (B) such Existing Lender’s Tranche B-3 Commitment; provided that (1) if such Existing Lender’s Tranche B-2 Loans exceed such Existing Lender’s Tranche B-3 Commitment, then the Borrower shall be required to prepay in full, on the Effective Date, the outstanding principal amount of the Tranche B-2 Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Tranche B-2 Loans of such Existing Lender immediately prior to the Effective Date.

(b)	Notwithstanding anything herein to the contrary, each Existing Lender that does not have a Tranche B-3 Commitment shall be repaid in full in cash with respect to its Tranche B-2 Loans and, by execution of a Lender Consent as described below, each Tranche B-3 Lender hereby consents to such repayments.

(c)	Each Existing Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of Tranche B-2 Loans described herein.

(d)	In order to evidence the exchange contemplated above, the Administrative Agent has notified the Borrower that, upon the occurrence of the Effective Date (and the payment of all interest and other non-principal amounts then due and owing by the Borrower to such Existing Lender in respect of such Existing Lender’s Existing Tranche B-2 Loan Amount on the Effective Date), it will mark the Register to reflect (a) the Existing Tranche B-2 Loan Amount of each Existing Lender in the amount equal to such Existing Lender’s Allocated Amount as no longer outstanding and (b) that each Existing Lender is a Lender under the Credit Agreement upon the occurrence of the Effective Date in respect of its Tranche B-3 Commitment. None of the Administrative Agent, WFS, any other agent, or any of their respective affiliates (each of the foregoing, an “Agent-Related Person”), shall be liable to any Existing Lender, any other Lender, the Borrower or any of their respective affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action in accordance with the Lender Consents or this Agreement or executing a Lender Consent or this Agreement.

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4.	Refinancing Amendment. In each case for all purposes of the Credit Agreement and each of the other Credit Documents, (a) this Agreement shall constitute a “Refinancing Amendment”, (b) the Tranche B-3 Loans shall constitute “Refinancing Loans” and “Credit Agreement Refinancing Indebtedness”, (c) the Lenders’ Tranche B-3 Commitments in respect of the Tranche B-3 Loans shall constitute “Refinancing Loan Commitments”, (d) the Tranche B-3 Lenders shall constitute “Refinancing Lenders” and “Lenders” and (e) the Tranche B-3 Loan Maturity Date shall constitute the “Refinancing Loan Maturity Date” for the Tranche B-3 Loans.

5.	Conditions to Effectiveness.

(a)	This Agreement shall become effective on the first date (the “Effective Date”), when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Credit Parties and the Administrative Agent;

(ii)	an executed signature page or written consent directing the Administrative Agent to execute this Agreement on its behalf in the form of Exhibit A hereto (each, a “Lender Consent”) from all of the Tranche B-3 Lenders;

(iii)	the Administrative Agent shall have received a certificate of each Credit Party dated as of the Effective Date signed by an Authorized Officer of such Credit Party (i) (A) certifying and attaching the resolutions or similar consents adopted by such Credit Party approving or consenting to the Tranche B-3 Loans, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of such Credit Party either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of such Credit Party and (ii) in the case of the Borrower, certifying as to the matters set forth in clauses (v), (vi) and (vii) below;

(iv)	(A) all fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower in connection with this Agreement shall have been paid or reimbursed and (B) all accrued interest and fees in respect of the Tranche B-2 Loans outstanding immediately prior to effectiveness of this Agreement shall have been paid;

(v)	the Administrative Agent shall have received an opinion of Hogan Lovells US LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(vi)	both immediately before and after giving effect to the Effective Date and the incurrence of the Tranche B-3 Loans thereon, all representations and warranties made by each Credit Party contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

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(vii)	the representations and warranties in Section 6 of this Agreement shall be true and correct in all material respects as of the Effective Date;

(viii)	no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the incurrence of the Tranche B-3 Loans;

(ix)	The Administrative Agent shall have received (A) a Notice of Borrowing/Continuation with respect to the Tranche B-3 Loans setting forth the information specified in Section 2.3(a) of the Credit Agreement and (B) a notice of prepayment with respect to the prepayment of the Tranche B-2 Loans required to be made pursuant to Section 5.1(a) of the Credit Agreement.

(x)	The Lenders shall have received on or prior to the Effective Date, all documentation and other information reasonably requested by them in writing at least three (3) Business Days prior to the Effective Date in order to allow the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(b)	On the Effective Date, upon the satisfaction of the conditions set forth in Section 5(a) hereof, the outstanding amount of Tranche B-2 Loans shall be refinanced in full by the Tranche B-3 Loans.

6.	Representations and Warranties. By its execution of this Agreement, each Credit Party hereby represents and warrants that:

(a)	such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(b)	such Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; and

(c)	neither the execution, delivery or performance by such Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Subsidiaries (other than Permitted Liens) pursuant to the terms of any Material Contract of any Credit Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other Organizational Document of such Credit Party or any of its Subsidiaries.

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7.	Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Tranche B-3 Loans to refinance the aggregate principal amount of Tranche B-2 Loans outstanding on the Effective Date and to pay any interest, fees and/or expenses related thereto.

8.	Waiver of Certain Amount Limitations. By its execution of this Agreement, each Tranche B-3 Lender hereby waives (a) the requirement in Section 3.2 of the Credit Agreement that Refinancing Loan Commitments be in integral multiples of $10,000,000 and (b) the requirement in Section 2.2 of the Credit Agreement that Borrowings of the Tranche B-3 Loans be in integral multiples of $500,000.

9.	Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.

10.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 13.1 of the Credit Agreement.

11.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a Credit Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents shall, to the extent not paid on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.

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12.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

13.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WABASH NATIONAL CORPORATION,
as the Borrower

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

WABASH WOOD PRODUCTS, INC., (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

FTSI DISTRIBUTION COMPANY, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

NATIONAL TRAILER FUNDING, L.L.C.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

WABASH NATIONAL MANUFACTURING, L.P., (f/k/a Wabash National Lease Receivables, L.P.),
a Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL SERVICES, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Membe

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

BULK SOLUTIONS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC,
a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

BRENNER TANK LLC,
a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

GARSITE/PROGRESS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

BRENNER TANK SERVICES LLC,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

	By:	/s/ Jeffery L. Taylor
		Name:	Jeffery L. Taylor
		Title:	Treasurer

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	Vice President

Wabash National Corporation Signature Page to Amendment No. 3 to Term Loan Credit Agreement